UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2021

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001	UNRV	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement and Transaction

On August 15, 2021, Unrivaled Brands, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with People’s California, LLC, a California limited liability company (“Owner”) and People’s First Choice, LLC, a California limited liability company and wholly owned subsidiary of the Company (“Target”), which operates cannabis dispensary operations. Upon the terms and subject to the satisfaction of the conditions described in the Purchase Agreement, the Company will acquire 100% of the outstanding equity of the Target in two separate closings (the “Acquisition”), with 80% of the equity of the Target transferred at the first closing and the remaining 20% of the equity transferred at the second closing.

At the first closing of the Acquisition (the “Closing”), Owner shall receive from the Company: (a) a cash payment of $24,000,000 less certain outstanding indebtedness and transaction expenses related to the Acquisition; (b) a secured note in an aggregate principal amount of $36,000,000 less certain indebtedness, (the “Note”); and (c) 40,000,000 shares of Company common stock valued at $0.40 per share, subject to terms and conditions of a stockholder’s agreement by and between the Company and the Owner (the “Stockholder’s Agreement”), which includes a one-year lockup of the shares. The Closing is currently intended to be October 1, 2021. The Purchase Agreement is subject to customary indemnification provisions.

The Purchase Agreement also contemplates the purchase of four additional entities affiliated with the Owner: People’s Riverside, LLC, Holistic Supplements and two other retail sites under development in Southern California. The additional entities are intended to be purchased by the Company in a subsequent transaction for cash consideration of $1,000,000 per entity. The terms and conditions of such acquisitions are not yet finalized and under negotiation. The Company cannot ensure that the Acquisition or these transactions will be consummated, whether on the terms currently contemplated, or at all.

Following the Closing, the Owner will have the right to appoint one board observer to the board of directors of the Company. The observer as of the Closing will be Francis Kavanaugh.

The Purchase Agreement contains customary representations, warranties and covenants made by the Company, the Owner and the Target, including covenants relating to obtaining the requisite regulatory approvals, indemnification of directors and officers and the Target’s conduct of its business between the date of signing of the Purchase Agreement and the Closing.

The Closing is subject to satisfaction or waiver of certain conditions including, among other things, (i) the accuracy of the representations and warranties, subject to certain materiality qualifications, (ii) compliance by the parties with their respective covenants, and (iii) no law or order preventing the Acquisition and related transactions. The Purchase Agreement includes customary termination rights for the Company and the Owner.

As of the date of the Purchase Agreement and the date of this Current Report on Form 8-K, there are no other material relationships between us or any of our affiliates and the Owner or the Target, other than in respect of the Purchase Agreement.

The Purchase Agreement and the Acquisition were duly approved and authorized by the Company’s non-interested directors.

The foregoing description of the Purchase Agreement is a summary and is qualified in its entirety by reference to the provisions of the Purchase Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

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Item 8.01 Other Events.

Press Release

On August 16, 2021, the Company issued a press release announcing, among other things, the matters set forth above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Potential Litigation

On August 7, 2021, the Company received a letter from Eaze Technologies, Inc. (“Eaze”), raising an unspecified breach of a certain agreement between the Company and Eaze. Eaze also alleges that a contract it has with People’s Direct, Inc. (“People’s”) will be breached if People’s and the Company proceed with the Acquisition described above. The Company understands that People’s received a substantially similar letter from Eaze on the same date.

Safe Harbor Statement

Information provided in this Current Report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company’s plans, objectives and expectations for future operations and are based upon management's current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see "Risk Factors" as described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2021 and other reports on file with the Securities and Exchange Commission.

These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Non-Solicitation

This report will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Membership Interest Purchase Agreement, dated August 15, 2021.

99.1	Press Release, dated August 16, 2021.

_______________

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Dated: August 16, 2021	By:	/s/ Francis Knuettel II
Francis Knuettel II
Chief Executive Officer

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